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                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT
                PURSUANT TO SECTION 13 or 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934






Date of Report           February 24, 1998
                   -----------------------------



                   THE SOUTHSHORE CORPORATION
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      (Exact name of registrant as specified in its charter)



    Colorado                   0-19949         84-1153522
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State or other jurisdiction   Commission     (I.R.S. Employer
    of incorporation          File Number     Identification No.)



10750 East Briarwood, Englewood, Colorado            80112
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (303) 649-9875
                                                   --------------


                            N/A
   -----------------------------------------------------------
  (Former name or former address, if changed since last report)

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Item 2.  Acquisition on Disposition of Assets
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     On February 23, 1998 Registrant signed a real estate
purchase and sale agreement whereby it agreed to sell its principal asset, a 16-acre water park property located at 10750 East Briarwood, Englewood, Colorado, for $2 million to Hyland Hills Park & Recreation District ("Hyland"). The agreement is subject to certain conditions including Hyland's ability to obtain financing, release of an Indenture of Trust lien on the property securing the payment of $955,000 in Registrant's 10% promissory notes, and approval of the sale by shareholders of Registrant at a special meeting called for that purpose. Closing on the sale is scheduled on or before May 22, 1998.


Item 7.  Financial Statements and Exhibits
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   (c)   Exhibits

     10.31     Commercial Contract to Buy and Sell Real
               Estate - Hyland Hills Park & Recreation
               District, Buyer

     10.32     Promissory Note for $50,000 - Hyland Hills




                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         THE SOUTHSHORE CORPORATION


(BY)Signature)                        /s/ Kenneth M. Dalton
(Date)                                February 26, 1998
(Name and Title)                      Kenneth M. Dalton, President